EXHIBIT 99.2

DIRECTORS RESOLUTIONS OF

LVPAI GROUP LIMITED

(the “Company”)

WHEREAS:

A.	Yang Fuzhu has consented to step down as director of the Company

B.	Zhang Wenmin has consented to step down as Chief Financial Officer and has consented to act as the director of the Company.

C.	Wei Zurui has consented to act as the Chief Financial Officer and Director of the Company.

BE IT RESOLVED THAT:

D.	Yang Fuzhu stepped down as the Director of the Company.

E.	Zhang Wenmin stepped down as Chief Financial Officer and has consented to act as the director of the Company.

F.	Wei Zurui shall act as the Chief Financial Officer and Director of the Company.

Effective date: December 1, 2023

Chen Yuanhang

/s/ Chen Yuanhang

Yang Fuzhu

/s/ Yang Fuzhu

Zhang Wenmin

/s/ Zhang Wenmin

Wei Zurui

/s/Wei Zurui